UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2026
Biohaven Ltd.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-41477	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Biohaven Pharmaceuticals, Inc.
215 Church Street
New Haven, Connecticut 06510
(Address of principal executive offices, including zip code)
(203) 404-0410
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	BHVN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2026, Biohaven Ltd. (the “Company”) and Bruce Car, Ph.D., mutually agreed that, effective July 13, 2026, Dr. Car will retire as Chief Scientific Officer of the Company and will remain with the Company as a part-time employee in the newly created role of Chief Innovation Officer. As Chief Innovation Officer, Dr. Car will focus on advancing Biohaven’s scientific initiatives and external collaborations, including leading multiple assets under the Company’s collaboration with Bexorg, Inc. Dr. Car will continue to serve as an executive officer of the Company. In connection with this transition, David Pirman, Ph.D., has been promoted to Executive Vice President and Head of Discovery, effective July 13, 2026. In this role, Dr. Pirman will lead the Company’s internal drug-discovery organization, overseeing research programs.

In connection with his transition to a part-time role, Dr. Car’s salary will be reduced by fifty percent (50%) to reflect his work schedule.

There are no arrangements or understandings between Dr. Car and any other persons pursuant to which he agreed to transition to a part-time role. There are no related party transactions between Dr. Car and the Company that would require disclosure under Item 401(a) of Regulation S-K.

A copy of the press release issued by the Company on July 9, 2026, announcing the transition of Dr. Car is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release, Dated July 9, 2026, “Biohaven Announces Scientific Leadership Transitions”
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 9, 2026

Biohaven Ltd.

By:	/s/ Matthew Buten
Matthew Buten
Chief Financial Officer

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